EXHIBIT 13.1

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the transition report of Click Holdings Limited (the “Company”) on Form 20-F for the six months ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chan Chun Sing, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and operating results of the Company.

Date: February 19, 2025

By:	/s/ Chan Chun Sing
	Name:	Chan Chun Sing
	Title:	Chief Executive Officer, Chairman and Director